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                                                                      Exhibit 23


                                                  [Arthur Andersen Logo]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 (File No. 333-74925).




/s/ ARTHUR ANDERSEN LLP




Milwaukee, Wisconsin
March 26, 2001